Supplement to the
Strategic Advisers® International Fund
April 29, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. Arrowstreet Capital, Limited Partnership, Causeway Capital Management LLC, Fidelity Diversifying Solutions LLC, FIAM LLC, FIL Investment Advisors, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., Thompson, Siegel & Walmsley LLC, Wellington Management Company LLP, and William Blair Investment Management, LLC have been retained to serve as sub-advisers for the fund.
FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), and T. Rowe Price International Ltd (TRPIL) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
SIT-SUSTK-0924-105 1.9879795.105	September 18, 2024